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                                                                    Exhibit 32.1

                           Section 1350 Certification

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), Mortimer B. Fuller, III and John
C. Hellmann, Chairman and Chief Executive Officer and Chief Financial Officer, respectively, of Genesee & Wyoming Inc., certify that (i) the Annual Report on Form 10-K for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

      A signed original of this written statement required by Section 906 has been provided to Genesee & Wyoming Inc. and will be retained by Genesee & Wyoming Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                            /s/ Mortimer B. Fuller, III
                                            ------------------------------------
                                            Mortimer B. Fuller, III
                                            Chairman and Chief Executive Officer
                                            Date:  March 10, 2005

                                            /s/ John C. Hellmann
                                            ------------------------------------
                                            John C. Hellmann
                                            Chief Financial Officer
                                            Date:  March 10, 2005